NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund

Supplement dated August 12, 2021
to the Summary Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, Class R shares of the Fund are closed and are no longer available for purchase.